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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the inclusion in this Current Report on Form 8-K of Rental Service Corporation of our report dated March 3, 1998, with respect to the financial statements of JDW Enterprises, Inc d.b.a Valley Rentals as of December 31, 1996 and 1997 and for the years then ended.


                                                  /s/ WEINTRAUB & MORRISON, P.C.


Scottsdale, Arizona
April 16, 1998